Note 6 - Investment Securities Available for Sale - Gross Unrealized Losses and Fair Value (Details) - Mortgage-backed Securities, Issued by US Government Sponsored Enterprises [Member] - Government National Mortgage Association (GNMA) [Member]
$ in Thousands
Dec. 31, 2020 USD ($)
Number of securities	1
Fair value, less than twelve months	$ 681
Gross unrealized losses, less than twelve months	(1)
Fair value	681
Gross unrealized losses	$ (1)